HERITAGE EQUITY FUNDS
      SUPPLEMENT DATED JUNE 2, 2003 TO THE PROSPECTUS DATED JANUARY 2, 2003


                       HERITAGE CAPITAL APPRECIATION TRUST
                       -----------------------------------

     Goldman Sachs Asset Management, L.P. ("GSAM") serves as subadviser to the Heritage Capital Appreciation Trust (the "Trust"). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), served as the Trust's subadviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' subadvisory responsibilities for the Trust. The fees payable by the Trust under the subadvisory agreement, and the personnel who manage the Trust, did not change as a result of GSAM's assumption of responsibilities.


                            ALL HERITAGE EQUITY FUNDS
                            -------------------------

     The subsection titled "Heritage Transfer Program" on page 35 of the Prospectus is deleted.
                                *   *   *   *   *




                              HERITAGE INCOME TRUST
     Supplement dated May 29, 2003 to the Prospectus dated February 3, 2003

     The subsection titled "Heritage Transfer Program" on page P-10 of the Prospectus is deleted.